UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION
  Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:
[ ]     Preliminary Information Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

                          OTISH MOUNTAIN DIAMOND CORP.
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below as per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

(5) Total fee paid:
-------------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials
[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

(3) Filing Party:
-------------------------------------------------------------------------------

(4) Date Filed:
-------------------------------------------------------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT
                            DATED: December 2, 2004

                          OTISH MOUNTAIN DIAMOND CORP.
                           One Penn Plaza, Suite 3600,
                              250 West 34th Street,
                            New York, New York 10119
                               Tel. (212) 849-6849

This information statement (the "Information Statement") is furnished to the shareholders of Otish Mountain Diamond Corp., a Nevada corporation (the "Company"), with respect to certain shareholder action of the Company. This information is first being provided to the Company's shareholders on December 2, 2004.

The  action  involves  one  (1)  proposal  (the  "Proposal"):

1. To approve an amendment to the Company's Articles of Incorporation, replacing Article I, in its entirety to specify:

"The  name  of  the  corporation  (hereinafter called the "Corporation") is Gulf
                                                                            ----
Coast  Oil  &  Gas  Inc."
-----------------------


ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 27, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSAL. SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL, COLLECTIVELY, HOLD IN EXCESS OF 50% OF THE COMPANY'S 38,041,811 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSAL HAVE INDICATED THAT THEY WILL CONSENT IN WRITING IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS


MASSIMILIANO POZZONI, CHIEF EXECUTIVE OFFICER AND DIRECTOR

New York, New York, December 2, 2004

                          OTISH MOUNTAIN DIAMOND CORP.
                           One Penn Plaza, Suite 3600,
                              250 West 34th Street,
                            New York, New York 10119
                               Tel. (212) 849-6849
                              ---------------------
                              INFORMATION STATEMENT
                                December 2, 2004
                             ----------------------
This information statement contains information related to certain shareholder action of Otish Mountain Diamond Corp., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about December 2, 2004.

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of the Company's shareholders. Shareholders holding a majority of the Company's issued and outstanding shares of common stock are expected to consent to certain matters specified in this information statement, which action is expected to take place on or about November 30, 2004, consisting of the approval of an amendment to the Company's Articles of Incorporation, replacing Article I, in its entirety to specify "The name of the corporation (hereinafter called the "Corporation") is Gulf Coast Oil
                                                                  --------------
&  Gas  Inc."
-----------

WHO IS ENTITLED TO NOTICE?

Each holder of an outstanding share of the Company's common stock of record on the close of business on the Record Date, October 27, 2004, will be entitled to notice of each matter to be voted upon pursuant to written consents or authorizations. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 38,041,811 issued and outstanding shares of common stock have indicated that they will consent in writing to the Proposal. Pursuant to Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposal is required.

TO WHAT MATTERS WILL THE CONSENTING SHAREHOLDERS CONSENT AND HOW WILL THEY CONSENT?

Shareholders holding a majority of the issued and outstanding shares of the Company's common stock have indicated that they will consent in writing to the following matters:

     - FOR replacement & amendment to the Company's Articles of Incorporation to specify: "The name of the corporation (hereinafter called the
          "Corporation")  is  Gulf  Coast  Oil  &  Gas  Inc."
                              -----------------------------

WHAT CONSENT IS REQUIRED TO APPROVE THE PROPOSAL?

REPLACEMENT AND AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION, ARTICLE I. For the approval of an amendment to the Company's Articles of Incorporation,
Article I to replace in its entirety to specify: "The name of the corporation (hereinafter called the "Corporation") is Gulf Coast Oil & Gas Inc.", the
                                               --------------------------
written consent of a majority of the shares of the Company's common stock issued and outstanding on the Record Date, or 19,020,906 required for approval.
Shareholders holding in excess of 19,020,906 shares have indicated that they will consent in writing to the approval of the amendment.

STOCK  OWNERSHIP

The following table sets forth, as of October 27, 2004, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to own 5% or more of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP BY MANAGEMENT. The following table specifies the number of shares of the Company's Common Stock owned by officers and directors.

                                    AMOUNT AND
                                    NATURE OF
NAME AND               TITLE OF     BENEFICIAL     PERCENT OF
ADDRESS (1)             CLASS       OWNERSHIP       CLASS (2)
---------------------  --------  ----------------  -----------
Massimiliano Pozzoni   COMMON    5,500,000 shares       14.46%
---------------------  --------  ----------------  -----------
Benjamin A. Carter     COMMON      200,000 shares        * (3)
---------------------  --------  ----------------  -----------
ALL DIRECTORS AND
NAMED EXECUTIVE
OFFICERS AS A GROUP    COMMON    5,700,000 SHARES       14.98%
---------------------  --------  ----------------  -----------

(1) The address for all of the above is c/o Otish Mountain Diamond Corp One Penn Plaza, Suite 3600, 250 West 34th Street, New York, New York 10119.
(2)     Based on 38,041,811 issued and outstanding shares on October 27, 2004.
(3)     Less than 1%.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. Other than directors and officers, the following table specifies the beneficial owners of 5% or more of the Company's Common Stock.


                                     AMOUNT AND
                                     NATURE OF
NAME AND                TITLE OF     BENEFICIAL     PERCENT OF
ADDRESS                  CLASS       OWNERSHIP       CLASS (2)
----------------------  --------  ----------------  -----------
Miranda Gold Corp. (1)  COMMON    2,750,000 shares         7.2%
----------------------  --------  ----------------  -----------

(1) The address for Miranda Gold Corp is 1140 Homer St., Suite 306, Vancouver, British Columbia, Canada A1 V62 2X6.
(2)     Based on 38,041,811 issued and outstanding shares on October 27, 2004.

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO GULF COAST OIL & GAS INC.
          ------------------------------

The Company's Board of Directors proposes an amendment to the Company's Articles of Incorporation, Article I to replace in its entirety to specify: "The name of the corporation (hereinafter called the "Corporation") is Gulf Coast Oil & Gas
                                                            --------------------
Inc."
---

PURPOSE  OF  CHANGING  THE  COMPANY'S  NAME

The main purpose of the name change is to distance the Company from its competitors and to create a marketplace for its new services. The name Gulf
                                                                            ----
Coast Oil & Gas Inc. proposes to identify the Company's intent to consider other
-------------------
business opportunities and subsequently transition away from the diamond exploration industry. Furthermore, the Board of Directors believes that the name change is more appropriate for the Company, considering the new business opportunities it anticipates, as well as, impresses upon the public that the Company is moving in a new direction.

If this proposal is approved by the Company's shareholders and Board of Directors, the Company's Board of Directors will authorize the officers of the Company to file a Certificate of Amendment, in the form attached hereto as
Exhibit  A,  with  the  Nevada  Secretary  of  State.
----------

There are certain advantages and disadvantages associated with name change. The advantages include:

     - Broader Market Appeal. More opportunities should be available to the Company whereas prior to the name change, the Company exclusively serviced only the diamond exploration industry.

The  disadvantages  include:

     - Name Recognition. The primary risk associated with a name change is name recognition. The name Gulf Coast Oil & Gas Inc. is not presently
                                      ------------------------
          recognized  in any  industry.

     - Shareholder Loyalty/ Attracting Shareholders. As the Company is in a growth stage, the Company's name has been recognized by some members of the public and a name change at this stage of growth may affect the Company's ability to attract new shareholders and retain shareholder loyalty.

DESCRIPTION OF SECURITIES

GENERAL

The Company's authorized capital currently consists of 500,000,000 shares of common stock, par value $.001 per share and 100,000,000 authorized shares of preferred stock, par value $.001 per share. As of October 27, 2004, there were 38,041,811 issued and outstanding shares of common stock and no shares of preferred stock issued and outstanding. Set forth below is a description of certain provisions relating to the Company's capital stock. For additional information, please refer to the Company's Articles of Incorporation and Bylaws and the Nevada General Corporation Law.

COMMON  STOCK

The Company's authorized capital stock currently consists of 500,000,000 shares of common stock, having a par value of $.001 per share. As of October 27, 2004, there were issued and outstanding 38,041,811 shares of common stock and 34 holders of record. All issued and outstanding shares of the Company's common stock are fully paid and non-assessable.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as a liquidation, merger or an amendment to our Articles of Incorporation.

Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

The  Company  was originally incorporated in Nevada under the name First Cypress
                                                                   -------------
Technologies,  Inc.  ("First  Cypress")  on  September 14, 1999.  The Company is
------------   ---
currently engaged in diamond exploration activities in the Otish Mountain area of Northern Quebec, Canada. The Company is in its exploration state as it is engaged in the search for mineral deposits.

In October 2002, the Company completed a five for one share forward stock split of its issued and outstanding common stock.

In  July  2003, the Company changed its name to First Cypress, Inc.  The Company
                                                ------------------
subsequently changed its name to Otish Mountain Diamond Company in October 2003,
                                 ------------------------------
in  anticipation  of  the acquisition of Otish Mountain Diamound Corp., a Nevada
                                         ----------------------------
corporation  ("Otish  Corp.").

In October 2003, in connection with the merger, the Company completed a one for two hundred share reverse stock split of its issued and outstanding common stock. The effects of both stock splits have been reflected on Form 10-QSB, for the quarterly period ending March 31, 2004.

In November 2003, First Cypress, Otish Corp., and the former Otish Corp. shareholders entered into an Exchange Agreement whereby the Company acquired 100% of the issued and outstanding shares of Otish Corp. in exchange for 15,000,000 shares of the Company's stock.

The  Company  now  owns  one  hundred  percent  (100%)  of  Otish  Corp.

PREFERRED STOCK

In June 2003, the Board of Directors of First Cypress proposed an amendment to the Company's Articles of Incorporation authorizing the issuance of 100,000,000 shares of undesignated preferred stock, par value $.001, with such rights, preferences and privileges as may be determined by the Board of Directors from time to time in our amended Articles of Incorporation.

On October 7, 2003, the Company filed a Certificate of Designation establishing the designations, preferences, limitations and relative rights of 1,000,000 shares of Series A Preferred Stock. Each outstanding share of Series A Preferred Stock is entitled to fifteen (15) votes. The Board of Directors approved the issuance of the 1,000,000 shares of Series A Preferred Stock to Phillip Buschmann in consideration for services rendered to the Company as its Chief Executive Officer and as a Director. As a result of his ownership of Series A Preferred Stock, Mr. Buschmann had 15,000,000 votes.

In June 2004, the Company redeemed those 1,000,000 shares of Series A Preferred Stock for $1,000.00. As a result of this redemption, the control of the Company shifted to the Company's largest shareholder Massimiliano Pozzoni, the Company's Chief Executive Officer and a member of its Board of Directors.

WARRANTS

The Company has no issued and outstanding warrants.

OPTIONS

The  Company  has  no  issued  and  outstanding  options.

DIVIDENDS

The Company has not declared or paid cash dividends on its common stock since its formation and does not anticipate paying such dividends in the foreseeable future. The payment of dividends, subject to the provisions of the Articles of Incorporation and the laws of the State of Nevada, may be made at the discretion of the Company's Board of Directors at any regular or special meeting. The payment of dividends may be paid in cash, in property, or in shares of the capital stock, and will depend upon, among other factors, on the Company's operations, its capital requirements, and its overall financial condition.

TRANSFER AGENT

TRANSFER AGENT AND REGISTRAR. The Company's transfer agent is Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119. Its telephone number is (702) 361-3033.

ADDITIONAL  INFORMATION

INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Rule 14a-101 of the Securities Exchange Act of 1934 is incorporated by reference to the First Cypress's Definitive Proxy Statement, dated June 16, 2003, First Cypress's Current Report on Form 8-K, dated October 7, 2003, and the Company's Quarterly Report on Form 10-QSB for the three months ending March 31, 2004.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS TO BE ACTED UPON

(a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her capacity as an officer or director of the Company.

(b) No director of the Company has informed the Company that he or she intends to oppose the proposed actions to be taken by the Company set forth in this Information Statement.

PROPOSALS  BY  SECURITY  HOLDERS

No security holder has requested the Company to include any proposals in this Information Statement.

DELIVERY  OF  DOCUMENTS  TO  SECURITY  HOLDERS  SHARING  AN  ADDRESS

Only one Information Statement will be delivered to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder desires to receive a separate copy of this Information Statement by sending a written request to the Company at One Penn Plaza, Suite 3600, 250 West 34th Street, New York, New York 10119; or by calling the Company at (212) 849-6849 and requesting a copy of this Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Massimiliano Pozzoni
-----------------------------------------------
Massimiliano Pozzoni
Chief Executive Officer and Director

New York, New York, December 2, 2004

                                                                       Exhibit A
                                                                       ---------

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                          OTISH MOUNTAIN DIAMOND CORP.,
                              A NEVADA CORPORATION

OTISH MOUNTAIN DIAMOND CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, DOES HEREBY
CERTIFY:

FIRST:  Acting by unanimous written consent in accordance with the provisions of
Section 78.315 of the General Corporation Law of the State of Nevada, the Board of Directors of OTISH MOUNTAIN DIAMOUND CORP. duly adopted resolutions setting forth a proposed amendment of the Articles of Incorporation of said corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article I of this corporation's Articles of Incorporation be amended and replaced in its entirety to specify:

"The name of the corporation (hereinafter called the "Corporation") is Gulf Coast Oil & Gas Inc."

IN WITNESS WHEREOF, said OTISH MOUNTAIN DIAMOUND CORP. has caused this certificate to be signed by Massimiliano Pozzoni, an Authorized Officer, this 5th day of November, 2004.


By:  /s/ Massimiliano Pozzoni
     -------------------------------------
     Massimiliano Pozzoni
     Chief Executive Officer and Director